EXHIBIT 10.2

Principal Life Insurance Company
Raleigh, NC 27612
1-800-999-4031                                           THE EXECUTIVE
A member of the Principal Financial Group(R)      NONQUALIFIED "EXCESS" PLAN(SM)


                               ADOPTION AGREEMENT

     THIS AGREEMENT is the adoption by Buffalo Wild Wings, Inc. (the "Employer") of the Executive Nonqualified Excess Plan ("Plan").

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

     WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred prior to and after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and

     WHEREAS, the Employer has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan, and Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

     NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

     Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

                                   ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:


2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

         ___      (a)      The administrative committee of at least three
                           individuals appointed by the Board to serve at the pleasure of the Board.

         ___      (b)      Employer.

         XX      (c)       Board of Directors, who may delegate all or some of
         --                its powers and duties to the compensation committee.


2.7      Compensation:  The "Compensation" of a Participant shall mean all of a
Participant's:

         XX       (a)      Base salary.
         --

         ___      (b)      Service Bonus.

         ___      (c)      Performance-Based Compensation earned in a period of
                           12 months or more.

         ___      (d)      Commissions.

         ___      (e)      Compensation received as an Independent Contractor
                           reportable on Form 1099.

         ___      (f)      Other:  ____________________________________________.


2.8 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

         ___      (a)      The last business day of each Plan Year.

         ___      (b)      The last business day of each calendar quarter during
                           the Plan Year.

         ___      (c)      The last business day of each month during the Plan
                           Year.

         ___      (d)      The last business day of each payroll period during
                           the Plan Year.

         ___      (e)      Each pay day as reported by the Employer.

         XX       (f)      Any business day on which the Participant Deferral is
         --                received by the Provider.

         ___      (g)      Other:  ____________________________________________.



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


2.12     Effective Date:

         ___    (a) This is a newly-established Plan, and the Effective Date of the Plan is ___________.

         XX     (b) This is an amendment and restatement of a plan named
         --         Buffalo Wild Wings,  Inc.  Management  Deferred
                    -----------------------------------------------
                    Compensation  Plan with an effective  date of May 20,
                    ------------------                            -------
                    1999.
                    ----
                    The Effective Date of this amended and restated Plan is January 1, 2005.
                    ---------------
                    This is amendment number 3.
                                             -

2.18 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

         XX       (a)      Age 65.
         --                    --

         ___      (b)      The  later of age  ____ or the  ______  anniversary
                           of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

         ___      (c)      Other: _____________________________________________.


2.22 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

  Name of Employer        Address            Telephone No.             EIN
  ----------------        -------            -------------             ---
                        1600 Utica
   Buffalo Wild          Avenue S.,
    Wings, Inc.          Suite 700          (952) 593-9943          31-1455915
--------------------  ----------------- ---------------------    ---------------
                        Minneapolis,
                         MN 55416
                      -----------------


2.24     Plan:  The name of the Plan as applied to the Employer is

                Buffalo Wild Wings, Inc. Management Deferred Compensation Plan.
                ---------------------------------------------------------------


2.25     Plan Administrator:  The Plan Administrator shall be:

         ___      (a)      Committee.

         ___      (b)      Employer.

         XX       (c)      Board of  Directors,  who may  delegate  all or some
         --                of its  powers  and  duties  to the compensation
                           committee.


2.27 Plan Year: The Plan Year shall end each year on the last day of the month of December.



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




2.35     Trust:

         ___      (a)      The Employer does desire to establish a "rabbi"
                           trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

         XX       (b)      The Employer does not desire to establish a
         --                "rabbi" trust for the purpose of setting aside assets
                           of the Employer contributed thereto for the payment of benefits under the Plan.

         ___      (c)      The Employer desires to establish a "rabbi" trust
                           for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.


4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

         ___      (a)      Base salary:

                                 maximum deferral: $__________ or __________%

         ___      (b)      Service Bonus:

                                 maximum deferral: $__________ or __________%

         ___      (c)      Performance-Based Compensation:

                                 maximum deferral: $__________ or __________%

         ___      (d)      Other: _____________________________________________.

                                 maximum deferral: $__________ or __________%

         XX       (e)      Participant deferrals not allowed.
         --

4.2 Employer Credits: The Employer will make Employer Credits in the following manner:

         XX       (a)      Employer  Discretionary  Credits:  The  Employer may
         --       make  discretionary  credits to the Deferred Compensation
                  Account of each Participant in an amount determined as follows:

                  XX       (i)      An amount determined each Plan Year by the
                  --                Employer.

                  ___      (ii)     Other:  ___________________________________.

         ___      (b)      Employer  Profit Sharing  Credits:  The Employer may
                  make profit sharing credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

                  ___      (i)      An amount determined each Plan Year by the
                                    Employer.

                  ___      (ii)     Other:  ___________________________________.

         ___      (c)      Other:  ____________________________________________.

         ___      (d)      Employer Credits not allowed.




5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

         ___      (a)      An amount to be determined by the Committee.

         ___      (b)      Other: _____________________________________________.

         XX       (c)      No additional benefits.
         --



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


5.4      In-Service Distributions:  In-service accounts are permitted under the
Plan:

         __       (a)      Yes, with respect to:

                           ____     Participant Deferral Credits only.
                           ____     Employer Credits only.
                           ____     Participant Deferral and Employer Credits.

                           In-service distributions may be made in the following manner:
                           ____     Single lump sum payment.
                           ____     Annual installment payments over no more
                                    than ____ years.

                           If applicable, amounts not vested at the specified time of distribution will be:
                           ____     Forfeited
                           ____     Distributed annually when vested

         XX       (b)      No in-service distributions permitted.
         --



5.5      Education Distributions:  Education accounts are permitted under the
Plan:

         ____     (a)      Yes, with respect to:
                           ____     Participant Deferral Credits only.
                           ____     Employer Credits only.
                           ____     Participant Deferral and Employer Credits.

                           Education distributions may be made in the following manner:
                           ____     Single lump sum payment.
                           ____     Annual installment payments over no more
                                    than ____ years.

                           If applicable, amounts not vested at the specified time of distribution will be:
                           ____     Forfeited
                           ____     Distributed annually when vested

         XX       (b)      No education distributions permitted.
         --



5.6 Change in Control: Participant may elect to receive distributions under the Plan upon a Change in Control:

         ___      (a)      Yes,  Participants may elect upon initial  enrollment
                  to have accounts  distributed upon a Change in Control.

         XX       (b)      Participants may not elect to have accounts
         --       distributed upon a Change in Control.

6.1 Payment Options: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

                  1.       Separation from Service other than Retirement
                           ---------------------------------------------
                           (Retirement is defined the Employer
                           -----------------------------------

                  ___      (a)      A lump sum in cash as soon as practicable
                                    following the date of the Qualifying
                                    Distribution Event.

                  XX       (b)      Approximately equal annual installments
                  --                over 5 years.
                                         -

                  ___      (c)      Other: ____________________________________.

                  2.       Separation from Service due to Retirement
                           -----------------------------------------

                  ___      (a)      A lump sum in cash as soon as practicable
                                    following the date of the Qualifying
                                    Distribution Event.

                  XX       (b)      Approximately equal annual installments over
                  --                5 years.
                                    -


                  ___      (c)      Other: ____________________________________.


                  3.       Death
                           -----

                  XX       (a)      A lump sum in cash upon the date of the
                  --                Qualifying Distribution Event.

                  ___      (b)      Approximately  equal annual  installments
                                    over a term certain as elected by the
                                    Participant upon his entry into the Plan not to exceed ____ years.

                  ___      (c)      Other: ____________________________________.

                  4.       Disability
                           ----------

                  ___      (a)      A lump sum in cash upon the date of the
                                    Qualifying Distribution Event.

                  XX       (b)      Approximately equal annual installments over
                  --                5 years.
                                    -

                  ___      (c)      Other: ____________________________________.


                  5.       Change in Control
                           -----------------

                  ___      (a)      A lump sum in cash upon the date of the
                                    Qualifying Distribution Event.

                  ___      (b)      Approximately  equal annual  installments
                                    over a term certain as elected by the
                                    Participant upon his entry into the Plan not to exceed ____ years.

                  ___      (c)      Other: ____________________________________.

                  XX       (d)      Not applicable (if not permitted in 5.6)
                  --





                  6.2 De Minimis Amounts. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant's entire interest in the Plan and the amount of such payment does not exceed $10,000.
                                                                    -------

                  7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

                  XX       (a)      Normal Retirement Age.
                  --

                  XX       (b)      Death.
                  --

                  XX       (c)      Disability.
                  --

                  XX       (d)      Change in Control
                  --

                  ___      (e)      Other: ____________________________________.

                  XX       (f)      Satisfaction of the vesting requirement
                  --                specified below:

                           XX       Employer Discretionary Credits: (Schedule A)
                           --

                                    ___     (i)      Immediate 100% vesting.

                                    ___     (ii)     100% vesting after    Years
                                                                        --
                                                     of Service.

                                    ___     (iii)    100% vesting at age ____.

                                    XX      (iv)     Number of Years    Vested
                                    --                of Service      Percentage
                                                     ---------------  ----------

                                                     Less than 1            0 %
                                                                          ----
                                                               1           20 %
                                                                          ----
                                                               2           40 %
                                                                          ----
                                                               3           60 %
                                                                          ----
                                                               4           80 %
                                                                          ----
                                                               5          100 %
                                                                          ----
                                                               6              %
                                                                          ----
                                                               7              %
                                                                          ----
                                                               8              %
                                                                          ----
                                                               9              %
                                                                          ----
                                                               10 or more     %
                                                                          ----

                                    For this purpose, Years of Service of a
                                    Participant shall be calculated from the date designated below:

                                    XX      (1)      First Day of Service.
                                    --

                                    ___     (2)      Effective Date of the Plan
                                                     Participation.

                                    ___     (3)      Each  Crediting  Date.
                                                     Under this option (3), each
                                                     Employer Credit shall vest
                                                     based on the Years of
                                                     Service of a Participant
                                                     from the Crediting Date on
                                                     which each Employer
                                                     Discretionary Credit is
                                                     made to his or her Deferred
                                                     Compensation Account.
                                                     Notwithstanding the vesting
                                                     schedule elected above, all
                                                     Employer Discretionary
                                                     Credits to the Deferred
                                                     Compensation Account
                                                     shall be 100% vested upon
                                                     the following event(s):
                                                     ______________________.

In the event a Participant should terminate employment with the Employer and become an employee of a competitor, the following vesting schedule will apply:

                  XX       Employer Discretionary Credits: (Schedule B)
                  --

                           ___     (i)      Immediate 100% vesting.

                           ___     (ii)     100% vesting after        Years of
                                                               ------
                                            Service.

                           ___     (iii)    100% vesting at age ____.

                           XX      (iv)     Number of Years            Vested
                           --                of Service              Percentage
                                            ---------------          -----------

                                            Less than 1                     0 %
                                                                          ----
                                                      1                    10 %
                                                                          ----
                                                      2                    20 %
                                                                          ----
                                                      3                    30 %
                                                                          ----
                                                      4                    40 %
                                                                          ----
                                                      5                    50 %
                                                                          ----
                                                      6                    60 %
                                                                          ----
                                                      7                    70 %
                                                                          ----
                                                      8                    80 %
                                                                          ----
                                                      9                    90 %
                                                                          ----
                                                      10 or more          100 %
                                                                          ----
                                   For this purpose, Years of Service of a
                                   Participant shall be calculated from the date designated below:

                                   XX      (1)      First Day of Service.
                                   --

                                   ___     (2)      Effective Date of the Plan
                                                    Participation.

                                    ___     (3)     Each  Crediting  Date.
                                                    Under this option (3), each
                                                    Employer Credit shall vest
                                                    based on the Years of
                                                    Service of a Participant
                                                    from the Crediting Date on
                                                    which each Employer
                                                    Discretionary Credit is made
                                                    to his or her Deferred
                                                    Compensation Account.
                                                    Notwithstanding the vesting
                                                    schedule elected above, all
                                                    Employer Discretionary
                                                    Credits to the Deferred
                                                    Compensation Account shall
                                                    be 100% vested upon the
                                                    following event(s):
                                                    ______________________.

         ___      Employer Profit Sharing Credits:

                  ___     (i)      Immediate 100% vesting.

                  ___     (ii)     100% vesting after        Years of Service.
                                                      ------

                  ___     (iii)    100% vesting at age ____.

                  ___     (iv)     Number of Years                   Vested
                                    of Service                     Percentage
                                   ---------------                 ----------

                                   Less than    1                           %
                                                                    --------
                                                1                           %
                                                                    --------
                                                2                           %
                                                                    --------
                                                3                           %
                                                                    --------
                                                4                           %
                                                                    --------
                                                5                           %
                                                                    --------
                                                6                           %
                                                                    --------
                                                7                           %
                                                                    --------
                                                8                           %
                                                                    --------
                                                9                           %
                                                                    --------
                                                10 or more                  %
                                                                    --------

                  For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                  ___     (1)      First Day of Service.

                  ___     (2)      Effective Date of the Plan Participation.

                  ___     (3)      Each  Crediting  Date.  Under this option
                                   (3), each Employer Credit shall vest based on
                                   the Years of Service of a Participant from
                                   the Crediting Date on which each Employer
                                   Profit Sharing Credit is made to his or
                                   her Deferred Compensation Account.
                                   Notwithstanding the vesting schedule elected
                                   above, all Employer Profit Sharing Credits to
                                   the Deferred Compensation Account shall be
                                   100% vested upon the following event(s):
                                   ______________________.

         ___      Other Employer Credits:

                  ___     (i)      Immediate 100% vesting.

                  ___     (ii)     100% vesting after        Years of Service.
                                                      ------

                  ___     (iii)    100% vesting at age ____.

                  ___     (iv)     Number of Years                   Vested
                                     of Service                    Percentage
                                   ----------------                ----------

                                   Less than    1                           %
                                                                    --------
                                                1                           %
                                                                    --------
                                                2                           %
                                                                    --------
                                                3                           %
                                                                    --------
                                                4                           %
                                                                    --------
                                                5                           %
                                                                    --------
                                                6                           %
                                                                    --------
                                                7                           %
                                                                    --------
                                                8                           %
                                                                    --------
                                                9                           %
                                                                    --------
                                                10 or more                  %
                                                                    --------

                  For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                  ___     (1)      First Day of Service.

                  ___     (2)      Effective Date of the Plan Participation.

                  ___     (3)      Each  Crediting  Date.  Under this option
                                   (3),  each  Employer Credit  shall  vest
                                   based on the Years of Service of a
                                   Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account.
                                   Notwithstanding the vesting schedule elected above, all other Employer Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s):

                                   ---------------------------------.


         14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Sections 5.1, 5.7.1, and 6.2 of the Plan shall be amended to read as provided in attached Exhibit A.



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


                                    Exhibit A


Section 5.1
         Six months should be replaced with twelve months and seventh month should be replaced with thirteenth month.

Section 5.7.1
         The distribution amount shall not exceed 50% of the vested balance.

Section 6.2
         Two and one half months should be replaced with thirteen months.



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


         17.9 Construction: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of Minnesota, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.


         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

                                             Buffalo Wild Wings, Inc.
                                             ------------------------
                                             Name of Employer

                                             By:
                                                 -------------------------------
                                             Authorized Person
                                              Date:_____________________________




NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.



                                       14